Financial Instruments - Changes in Fair Value Attributable to Changes in Bank'S Own Credit Risk for Financial Liabilities Designated at Fair Value (Detail) - Senior note liabilities [member] - CAD ($)
$ in Millions
	3 Months Ended
	Apr. 30, 2022	Jan. 31, 2022	Apr. 30, 2021
Disclosure of detailed information about financial instruments [line items]
Contractual maturity amount	$ 26,035	$ 24,174	$ 20,056
Carrying value	21,927	23,979	20,406
Difference between carrying value and contractual maturity amount	4,108	195	(350)
Changes in fair value for the period attributable to changes in own credit risk recorded in other comprehensive income	787	231	(140)
Cumulative changes in fair value due to changes in own credit risk	$ 289	$ (498)	$ (777)